UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7 Hamilton Landing, Suite 100

Novato, California 94949

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 408-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Raptor Pharmaceutical Corp. (the “Company”) is filing this Current Report on Form 8-K to update the risk factors previously disclosed in its periodic reports filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The updated Risk Factors, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference, are intended to supersede in their entirety the risk factors set forth in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2015.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2015	RAPTOR PHARMACEUTICAL CORP.

	By:	/s/ Michael P. Smith
	Name:	Michael P. Smith
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Risk Factors